FIRST QUARTER 2021  EARNINGS CONFERENCE CALL PRESENTATION 1

SAFE HARBOR This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. 2

BUSINESS HIGHLIGHTS •Adjusted EBITDAof $11.7 million •Net income of $5.9 million •$42.0 million cash, restricted cash and cash  equivalents Q1‐2021 Results •17 drybulk ships and one barge in owned and  controlled fleet at March 31, 2021 Fleet •Operating 52 vessels on average during Q1 2021 •6.3 million tons carried; 112 voyages performed  for 46 clients  Operations 1) Adjusted EBITDA is a non‐GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and  leaseback of vessel, share‐based compensation, and when applicable, loss on impairment of vessels and certain non‐recurring items.  Consistent  Performance Working Fleet Extensive and varied  experience 3

Customer Focus: Long‐term, fixed contract employment and recurring business with new and longstanding customers Targeted Business: Specialty tonnage provides superior returns – 2% premium over average market rates in Q1 – 2021 Rate Environment: The Baltic Dry Index average decreased in the fourth quarter compared to prior year. (1) Per reported indices DRIVERS OF PERFORMANCE 4 0 500 1000 1500 2000 2500 Baltic Dry Index (1)

1st Quarter Highlights • Net income attributable to Pangaea Logistics Solutions Ltd. was $5.9 million for three months ended March 31, 2021 as compared to  $6.8 million of net loss for the same period of 2020. • Non‐GAAP adjusted net income attributable to Pangaea Logistics Solutions Ltd. of $3.8 million as compared to adjusted net  loss of $4.0 million for the three months ended March 31, 2020. • Diluted net income per share was $0.13 for three months ended March 31, 2021 as compared to loss per share of $0.16 for the same  period of 2020. • Pangaea's TCE rates were $16,524 for the three months ended March 31, 2021 and $10,508 for the three months ended March 31,  2020.  • Adjusted EBITDA of $11.7 million for the three months ended March 31, 2021, as compared to $2.9 million for the same period of  2020. • At the end of the quarter, Pangaea had $42.0 million in cash and cash equivalents.  Subsequent Business Update • On May 10, 2021, the Company's Board of Directors declared a quarterly cash dividend of $0.035 per common share, to be paid on June  15, 2021, to all shareholders of record as of June 1, 2021. • On May 11, 2021, the Company signed a memorandum of agreement to acquire a 2013 Tsuneishi‐built 58,000 dwt dry bulk vessel for  $17.8 million. FINANCIAL HIGHLIGHTS 5

1) Adjusted EBITDA is a non‐GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and leaseback of  vessel, share‐based compensation, and when applicable, loss on impairment of vessels and certain non‐recurring items.  SELECTED INCOME STATEMENT DATA 6 (in thousands,may not foot due to rounding) Three months ended March 31,  2021 2020 (unaudited)  (unaudited)  Revenues: Voyage revenue $          108,230  $            86,524  Charter revenue 16,742  9,356  Total revenue 124,973  95,880  Expenses: Voyage expense 47,839  47,796  Charter hire expense 53,635  32,325  Vessel operating expenses 8,496  9,934  General and administrative 4,205  3,993  Depreciation and amortization 4,419  4,242  Gain on sale of vessels ‐ (78) Total expenses 118,594  98,213  Income (loss) from operations 6,379  (2,333) Total other income (expense), net 128  (4,437) Net income (loss) 6,507  (6,770) Income attributable to noncontrolling interests (653) (26) Net income (loss) attributable to Pangaea Logistics Solutions Ltd. $              5,854  $            (6,795) Adjusted EBITDA (1) $            11,745  $              2,934

SELECTED BALANCE SHEET & CASH FLOW DATA 7 The amounts in the table above have been calculated based on unrounded numbers. Accordingly, certain amounts may not sum due to the effect of rounding.  (in thousands) March 31, 2021 December 31, 2020  Current Assets     Cash and cash equivalents 42,019$                                        46,897$                            Restricted cash ‐                                                 1,500                                    Accounts receivable, net 29,254                                          29,152                                 Other current assets 39,367                                          35,482                              Total current assets 110,639                                        113,032                           Fixed assets, including finance lease right of use assets, net 324,137                                        321,982                           Investment in newbuildings in‐process 15,391                                          15,391                             Total assets 450,167$                                      450,404$                         Current liabilities Accounts payable, accrued expenses and other current liabilities 29,303$                                        32,400$                           Related party debt 243                                                243                                   Current portion long‐term debt and finance lease liabilities 17,636                                          64,361                             Other current liabilities 13,751                                          13,805                             Total current liabilties 60,933                                          110,809                           Secured long‐term debt and finance lease liabilities, net 137,071                                        95,028                             Other long‐term liabilities 10,406                                          10,135                             Total Pangaea Logistics Solutions Ltd. equity 189,438                                        182,766                           Non‐controlling interests 52,319                                          51,666                             Total stockholders' equity 241,757                                        234,431                           Total liabilities and stockholders' equity 450,167$                                      450,404$                         Cash flows for the years ended: March 31, 2021 March 31, 2021 Net cash provided by (used in) operating activities 4,940$ (6,845)$ Net cash (used in) provided by investing activities (5,467)$ 7,452$ Net cash used in financing activities (5,851)$ (11,190)$

TOTAL SHIPPING DAYS 8 Capital Efficiency: Leveraged owned fleet by chartering‐in market vessels Flexibility: Short‐term charters allow us to react quickly and take advantage of arbitrage opportunities 1,820  1,886  1,875  1,573  1,623  1,566  1,461  1,372  1,742  2,750  3,365  3,003  1,977  3,168  3,406  3,296   ‐  1,000  2,000  3,000  4,000  5,000  6,000 Q2‐19 Q3‐19 Q4‐19 Q1‐20 Q2‐20 Q3‐20 Q4 ‐20 Q1‐21 D ay s Owned Days Charter‐in Days

PANGAEA TCE v. AVERAGE MARKET TCE 9 **Average of the published Panamax and Supramax index net of commission $8,665  $13,728  $10,819  $5,920  $5,548  $10,286  $10,326  $16,261  $4,268  $2,187  $4,353  $4,588  $5,185  $3,030  $4,314  $263  49% 16% 40% 78% 93% 29% 42% 2%  $‐  $2,000  $4,000  $6,000  $8,000  $10,000  $12,000  $14,000  $16,000  $18,000 Q2‐2019 Q3‐2019 Q4‐2019 Q1‐2020 Q2‐2020 Q3‐2020 Q4‐2020 Q1‐2021 Market Avg TCE** Market Premium over Market Pangaea TCE       $12,933               $15,915              $15,172                    $10,508             $10,733                $13,316               $14,640              $16,524

1) Adjusted EBITDA is a non‐GAAP measure and represents operating earnings before interest expense, income taxes, depreciation and amortization, share‐based  compensation, loss on sale and leaseback of vessels and other non‐operating income and/or expense, if any.  2) TCE is defined as total revenues less voyage expenses divided by the number of shipping days, which is consistent with industry standards. TCE rate is a common  shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels  on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per‐day amounts while charter hire rates for vessels  on time charters generally are expressed in per‐day amounts. FINANCIAL PERFORMANCE Q2‐2019 THROUGH Q1‐2021 10  ‐  2,000  4,000  6,000  8,000  10,000  12,000  14,000  16,000  18,000  20,000 Q2‐19 Q3‐19 Q4‐19 Q1‐20 Q2‐20 Q3‐20 Q4 ‐20 Q1‐21 ADJUSTED EBITDA(1) (in Thousands)  $‐  $2,000  $4,000  $6,000  $8,000  $10,000  $12,000  $14,000  $16,000  $18,000 Q2‐19 Q3‐19 Q4‐19 Q1‐20 Q2‐20 Q3‐20 Q4 ‐20 Q1‐21 TCE(2)

ADJUSTED EARNINGS PER COMMON SHARE 11 (1) Adjusted earnings per share represents net income attributable to Pangaea Logistics Solutions Ltd. plus, when applicable, loss on sale and leaseback of vessel,  loss on impairment of vessel, gains and losses on derivative instruments, and certain non‐recurring charges, divided by the weighted average number of shares of  common stock. Adjusted EPS total of $0.09 for Q1‐2021 0.14  0.18  0.09  0.03  0.09  0.20  0.10  (0.09) 0.09  0.19  0.14  0.09   (0.10)  (0.05)  ‐  0.05  0.10  0.15  0.20  0.25 Q2‐18 Q3‐18 Q4‐18 Q1‐19 Q2‐19 Q3‐19 Q4‐19 Q1‐20 Q2‐20 Q3‐20 Q4 ‐20 Q1‐21 Historical Adjusted EPS (1) $0.44 $0.30 $0.51

TCE OUTLOOK 12 * Q2 21TCE performance based on shipping days fixed for the second quarter as of May 10, 2021